Corporate Presentation

GASCO Energy

The Oil & Gas Conference
Denver, Colorado
July 30 - August 2, 2001

Forward-Looking Statements

- All written and oral statements contained in this Corporate Presentation that are not historical facts are forward-looking statements within the meaning of the Federal securities laws. The forward-looking statements are based on the current beliefs and expectations of the Company's management, as well as assumptions made by, and information currently available to, the Company's management. The forward-looking statements in this Corporate Presentation include statements regarding: (1) projections of reserves, production, gas & oil prices, cash flow, and expenditures; (2) corporate and business strategies involving acquisitions, drill plans, and gas play concepts; and (3) economic assumptions.

- Because these statements involve risks and uncertainties, actual actions and strategies and the timing and expected results may differ materially from those expressed or implied by the forward-looking statements, and the Company's future results, performance or achievements could differ materially from those expressed in, or implied by, any forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as: (a) exploration and productions risks; (b) uncertainties involving environmental and governmental regulations; (c) financing and market risks; (d) uncertainties involving gas and oil prices; (e) property risks; and (f) uncertainties involving the implementation of business strategies. These risks and uncertainties are described, among other places, under the "Risk Factors" section of the Company's Form 10-KSB filed March 29, 2001 (File Number 000-26321) and other factors described in the Company's filings with the Securities and Exchange Commission ("Cautionary Disclosures").

- All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Disclosures, including, without limitation, those contained in this Corporate Presentation. The Company disclaims any obligation to update or revise any forward-looking statement to reflect events or circumstances occurring hereafter or to reflect the occurrence of anticipated or unanticipated events.

- **SPECIFICALLY, THE COMPANY'S PROJECTIONS WILL BE NEGATIVELY IMPACTED AND THE COMPANY WILL NOT BE ABLE TO MEET THE PROJECTIONS GIVEN IN THE CORPORATE PRESETATION IN THE EVENT THAT THE COMPANY'S ACTUAL RESULTS ARE LESS FAVORABLE THAT THE ASSUMPTIONS UTILIZED IN MAKING THE PROJECTIONS, SUCH NEGATIVE RESULTS COULD INCLUDE, AMONG OTHER THINGS, LOWER GAS PRICES, DECREASED RESERVES, INCREASED EXPENDITURES, DECREASED CASH FLOWS AND DECREASED PRODUCTION.**

Presentation Contents

- Gasco Energy Company, The Story
- Projects and Economics
- Opportunities

Our mission is…

to create shareholder value through the generation and development of high-potential exploitation prospects.



Senior Management Team

GASCO Energy

The team has built several start-up US and Canadian E&P companies with a combined market capitalization of more than $1 billion.

- Marc Bruner, Chairman, founded Amex-listed Ultra Petroleum and Pennaco Energy
- Mark A. Erickson, President and CEO, Senior Officer, Director and founder Pennaco Energy
- Michael Decker, Executive VP and COO, former V.P. of Exploitation, Prima Energy
- W. King Grant, CFO, former Sr. V.P., Natural Resources Group, ING Baring.
- Howard Sharpe, Vice President and Corporate Secretary, Retired Colonel USAF
- Richard Hartfield, Controller, 25 Yrs, Ex-Price Waterhouse, CPA & Tax Attorney

Corporate Strategy

- Capitalize on increased demand for natural gas
- Focus on Rocky Mountain natural gas exploitation drilling
- Develop the Company's large contiguous acreage positions in gas-prolific basins
- Generate multi-Tcf type gas exploration prospects
- Reduce risk and enhance expertise through strategic industry alliances
- Retain operations in large acreage blocks to maintain control

Accomplishments to Date

GASCO Energy

- Negotiated significant acreage positions in Uinta Basin prior to current pricing boom
- Assembled a strong management team with proven track record
- Raised equity of $25.8MM by private placements and acquisitions using common stock
- Alliance with Phillips Petroleum leading to a discovery well and further exploitation drilling

US Natural Gas Consumption Outstrips US Natural Gas Production



Total Consumption
US Production
35
30
Tcf 25
20
15
1998
2005E
2010E
2015E

Source: National Petroleum Council & Gas Research Institute estimates

Natural Gas Industry – At a Cross Road
Field Size Smaller - Field Life Shorter



Bcfd
80
70
60
50
40
30
20
10
0
GRI Production Target
Who Will Fill The Natural Gas Demand?
1969
1979
1989
1999
2009
2015

Source: *Potential Supply of Natural Gas in the United States-Report of the Potential Gas Committee (December 31, 2000)*, March 2001, Total wet gas production forecast for all wells producing at year-end 1999 in the Lower 48 States (exclusive of Appalachian basin). Derived from data provided by Petroleum Information/Dwights LLC and GRI.

Annual Spot Natural Gas Prices Higher and Forecasted to Remain Strong

GASCO Energy



$MMBtu
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002
Forecast

Source: Natural Gas Week

How Will We Meet The Consumption Demand? Resource Estimates in the US



346 Tcf
40%
21 Tcf
100%
31 Tcf
100%
43 Tcf
56%
#1 Uinta Basin – > than 20 Tcf*

Regional Gas Potential & % Restricted

*Source: US Geologic Survey & Gas Potential Committee

Close Proximity to Major Pipelines



Northwest (WA)
Trail Blazer
(Mid West)
Riverbend Project
Questar/CIG
(UT, NV, CA)
Pony Express
(Mid West)
Kern River (CA)
El Paso (CA)
CIG (CO)

Areas of Interest



UINTA BASIN
DENVER
RIVERBEND AREA

Uinta Basin, Utah

- Only 25% tested
- Greater than 20 Tcf Potential (Per USGS & Gas Potential Committee)
- Other players: EOG Resources, Coastal, Dominion Resources, Questar and Inland Resources.
- Major pipe lines: Questar, CIG

Riverbend Project, Uinta Basin, Utah

- 135,000 gross acres
- 60,000 + net acres

Gasco's Riverbend Project

GASCO Energy


IDAHO
WYOMING
Greater Natural Buttes
Riverbend Project Area
UTAH
COLORADO

Summary

- Regionally Extensive, Basin-Centered Gas Accumulations Identified
- Multi-pay Potential
- Commercial Quality Reservoirs (Porosity, Permeability & Thickness)
- Exploitation Risk Natural Gas Development Opportunity Utilizing Proven State-of-the-Art Technology

Riverbend Project, Uinta Basin, Utah
Wasatch Development Area

GASCO Energy

Summary

- GASCO Operated
- 120 Net Locations
- Average 87.5% WI
- Average 70.0% NRI
- 0.5 To 1.5 Bcf per Well (Per Third Party Engineering Report)
- CWC $850,000



- Owned Acreage
- Development Well

Riverbend Project, Uinta Basin, Utah
Mesaverde Project Area

GASCO Energy

Summary

- GASCO Joint Operated
- 1,000 + Locations
- Average 45% WI
- Average 36% NRI
- 1 to 4.5 Bcf per Well
  (Per Third Party
  Engineering Report)
- CWC $2,250,000


Mesaverde SWEETSPOT
GASCO
Acreage
50 Miles

Riverbend Project, Uinta Basin, Utah
Mesaverde Project Area

GASCO Energy


Key Pipelines
Leases
Wells & Locations
Riverbend Discovery Well

71 Drilled - 0 Dry Holes
By Other Operators

Financial Summary

GASCO Energy

- Share Structure
- Capital Budget and Drilling Plan
- Revenue and Reserves Projections
- Type Well Economics
  - Implied Value Current, 18 Month
  - Shareholder Value

Share Structure

GASCO Energy

Primary Shares Outstanding	26,000,000
Total Shares Fully Diluted	39,952,500

	Fully Diluted
Managements' & Directors' Shares	9,428,472
Managements' & Directors' Ownership	24%

Projected Capital Budget 2001 & 2002

GASCO Energy

	2001	2002
G & A	$ 2,400,000	$ 3,200,000
Land Bonus & Rental	$ 2,168,000	$210,000
Drilling		
Riverbend Wasatch	$ 2,800,000	$ 4,200,000
Riverbend Mesaverde	$ 4,000,000	$ 3,500,000
Other	$ 4,687,000	$0
Seismic	$ 100,000	$ 250,000
	$ 16,155,000	**$11,360,000**

Projected Drilling Plans 2001-2002

GASCO Energy

	2001			2002		
	1st Half	2nd Half	Total	1st Half	2nd Half	Total
Uinta Basin						
Wasatch						
# of wells	0	8	8	12	0	12
Mesaverde						
# of wells	1	2	3	1	6	7
Total Wells	1	10	11	13	6	19

Projected Revenue & Reserve Growth

(BASED UPON ASSUMPTIONS THAT MAY NOT BE REALIZED.
SEE MATERIAL UNDER "FORWARD-LOOKING STATEMENTS")



Projected Revenue Growth
Revenue, $MM
30
25
20
15
10
5
0
0.1
6
16
22
28
2001
2002
2003
2004
2005



Projected Proven Reserve Growth
Proven Reserves, Bcf
200
150
100
50
0
51
103
136
168
198
2001
2002
2003
2004
2005

Assumes No Additional Financing

Projected Shareholder Capital/Reserve Value

(BASED UPON ASSUMPTIONS THAT MAY NOT BE REALIZED. SEE MATERIAL UNDER "FORWARD-LOOKING STATEMENTS")



Cumulative Capital
Reserve Value
248
129
60
20
30
30
250
200
150
100
50
0
2001
2002
2005
Cumulative
$MM (Capital/Reserve Value)

Assumes No Additional Financing

Project Risks

GASCO Energy

- Environmental Regulatory Impediments including EIS/EA, Lease Stipulations, Endangered Species and Green River View-shed
- Permitting Delays
- Equipment & Work Force Shortages and Well Cost Inflation
- Pipeline Constraints
- Natural Gas Price Sensitivity

Investment Opportunity

GASCO Energy

- Natural Gas
- Proven Senior Management
- Invest Directly in World-Class Projects
- Ground-floor Investment Timing

GASCO Energy

OTC BB: GASE

14 Inverness Drive East, Suite H-236
Englewood, CO 80112-5625
www.gascoenergy.com
Phone: 303-483-0044
Fax: 303-483-0011
Investor Information: 800-645-9254